GREENESTONE

HEALTHCARE CORPORATION

Disclaimer

THE INFORMATION PROVIDED IN THIS DOCUMENT IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, OPTIONS, FUTURES, OR OTHER DERIVATIVES RELATED TO SECURITIES IN ANY JURISDICTION. INFORMATION CONTAINED IN THIS DOCUMENT SHOULD NOT BE RELIED UPON AS ADVICE TO BUY OR SELL OR HOLD SUCH SECURITIES OR AS AN OFFER TO SELL SUCH SECURITIES. THIS DOCUMENT DOES NOT TAKE INTO ACCOUNT - NOR DOES IT PROVIDE ANY TAX, LEGAL OR INVESTMENT ADVICE OR OPINION REGARDING -- THE SPECIFIC INVESTMENT OBJECTIVES OR FINANCIAL SITUATION OF ANY PERSON. WHILE THE INFORMATION CONTAINED IN THIS DOCUMENT IS BELIEVED TO BE ACCURATE AND RELIABLE, GREENESTONE HEALTHCARE CORPORATION, ITS SUBSIDIARIES AND / OR AFFILIATES, AND THEIR RESPECTIVE AGENTS, ADVISORS, DIRECTORS, OFFICERS, EMPLOYEES, AND SHAREHOLDERS ("COMPANY") MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, AND COMPANY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY THAT MAY BE BASED ON SUCH INFORMATION, OR ERRORS OR OMISSIONS THEREOF.

THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN (SUCH AS STATEMENTS RELATING TO THE FUTURE ANTICIPATED DIRECTION OF THE INDUSTRY, PLANS FOR FUTURE EXPANSION, VARIOUS BUSINESS DEVELOPMENT ACTIVITIES, PLANNED CAPITAL EXPENDITURES, FUTURE FUNDING SOURCES, ANTICIPATED SALES GROWTH AND POTENTIAL CONTRACTS) INVOLVE IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS IN THE FUTURE AND, ACCORDINGLY, SUCH RESULTS MAY VARY MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY OR ON BEHALF OF COMPANY. THERE CAN BE NO ASSURANCE THAT COMPANY WILL ACHIEVE THE RESULTS PROJECTED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT. THE COMPANY FACES RISKS AND UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, THOSE RELATING TO DEVELOPMENT AND EXPANSION ACTIVITIES, DEPENDENCE ON EXISTING MANAGEMENT, FINANCIAL ACTIVITIES, DOMESTIC AND GLOBAL ECONOMIC CONDITIONS, CHANGES IN FEDERAL OR STATE/PROVINCIAL INCOME TAX LAWS, AND MARKET COMPETITION FACTORS. ACCORDINGLY, COMPANY RELIES ON THE "SAFE HARBOR" PROVISIONS FOR FORWARD- LOOKING STATEMENTS PRESCRIBED BY THE US PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

COMPANY RESERVES THE RIGHT TO AMEND OR REPLACE THE INFORMATION CONTAINED HEREIN, IN PART OR ENTIRELY, AT ANY TIME AND UNDERTAKES NO OBLIGATION TO PROVIDE THE RECIPIENTWITH ACCESS TO THE AMENDED INFORMATION OR TO NOTIFY THE RECIPIENT THEREOF.

Business and Strategy

- Micro Cap Company in the behavioral health addiction treatment business in Canada.
- Huge Underserviced market and growing
- Developed a unique approach to addiction treatment that has been very successful.
- Company has reached profitability for the quarter ended June 30, 2014 after three years establishing business and we expect to begin rolling up assets in the addiction treatment space.
- Company has divested all but the most profitable clinic
- Company has in place an acquisition for an adolescent school and treatment centre

Financing and Use of Funds

- Total Debt required - $4 Million
- Use of Funds
  - Purchase Venture Academy $3,100,000
  - Fees $ 160,000
  - Legal $ 50,000
  - Accounting $ 40,000
  - Working Capital $ 650,000

GreeneStone Healthcare Corporation: Revenue Growth



12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
185,243
1,678,804
5,540,909
5,962,304
4,350,000
10,960,000
2010
2011
2012
2013
2014 (Restated - Est)
2015 (Estimated)

Financial Details

Before endoscopy sale and Acquisition*

Income Statement 2013

Revenue	$5,962,304
Payroll	4,375,201
Rent	1,016,387
Other	1,889,911
Loss	$(1,319,195)

Balance Sheet Dec 31, 2013

Assets	$1,193,464
Liabilities	
Bank	126,073
Def Rev	107,477
Related Party	622,356
Payables	804,464
Taxes	2,390,775
Convertible	246,612
Total Liabilities	4,298,157
Shareholders' s Equity	($3,104,693)

*** From 10-K for the year ended December 31, 2013**

Full year after Sale and Acquisition**

Income Statement 2015 (Annualized)

Revenue	$ 10,960,000
Payroll	4,400,000
Interest	600,000
Other	2,560,000
Net	$2,920.000

Balance Sheet Dec 31,2015

Current Assets	$ 5,400,000
Fixed Assets	690,000
Goodwill	3,350,000
Total Assets	9,440,000
Current Liabilities	3,530,000
Mortgage Debt	700,000
Secured Debt	4,000,000
Shareholder' s Equity	$ 1,210,000

****Projected**

GRST Current Share Structure

- Shares began trading March 2012
- OTCQB: GRST
- Current stock price: $0.075 (closing price December 9, 2014)
- Market Cap of $3.75 million ($4.2 FD)
- 50 million shares outstanding (3,000,000 to be cancelled)
- 19 million float (on deposit)
- 56 million fully diluted (53,000,000 with cancellation)

Future Growth

- The Addiction Treatment field has seen a dramatic increase in M & A activity and recent public offerings
- Currently the Company is aware of several transactions in the Addiction Treatment field in range of $10 million to $250 million that are in process.
- Company has identified several additional Addiction Treatment companies that could be acquired from $5 million to $100 million.
- Market currently paying 6 to 9 times EBITDA for Addiction Treatment companies.
- The right Company at the right time

Management Bios

Shawn Leon, HBBA, President

Mr. Leon is President of Greenestone Healthcare Corporation, a publicly listed company and its wholly owned subsidiaries. Mr. Leon has had twenty five years of experience in managing public and private development stage companies. He has experience in various industries including Industrial Minerals, Aggregates, Oil and Gas, Mining, Financial, Technology, Hospitality and Medical. Mr. Leon has provided financing and capital markets oversight for many of these ventures in Canadian and US markets. Many of these ventures have involved negotiations for mergers and acquisitions. Mr. Leon completed three years post graduate training in Sales and Marketing at IBM Canada where he focused on small systems marketing in the Printing, Publishing and Graphic Arts Industries. Mr. Leon holds an Honours Bachelor of Business Administration degree from Wilfrid Lauier University, 1982.

William L Sklar, B. Comm, CFO

Bill is the CFO for GreeneStone Clinic Muskoka. He holds a Bachelor of Commerce from the University of Toronto. Mr. Sklar has over 25 years of experience as an advisor and consultant in the corporate and financial markets. He has served as CFO and Director for various US reporting companies including Trinity Care Senior Living retirement homes, Arrayit, Inc., Biomedical, Pathogenics, Inc. a research drug company, and Paper Free Medical Solutions, Inc. which is an electronic medical records company. Bill has also acted as a Director and Vice Chair for Metro Toronto Housing Authority, a Provincial Federal board overseeing 32,000 rental units in Toronto.

Kevin Dales, C.G.A., V.P. Finance

Mr. Dales is a Certified General Accountant with 15 years of financial management experience. He has served as Vice President Finance for EMI Music Canada and worked in senior finance and accounting roles at Signature Vacations and Canada 3000 Airlines Limited.

Management Bios

Dr. Anita Teslak, VP- Operations

Dr. Teslak is currently the Vice President of Operations at GreeneStone Healthcare Corporation. She is involved in delivering direct services as well as managing the organizations' programs. Dr. Teslak is a registered psychologist with the College of Psychologists of Ontario. Her work of nearly 30 years' consists of gaining and building practical skills in leadership, management, consulting, coaching and counselling.

Dr. Teslak was the CEO of Adler International Learning where she not only expanded the business internationally but was able to pursue her desire in education and learning. She obtained her certification as a coach through the International Coaching Federation.

Dr. Teslak is a member in good standing with OPA, CPA and the ICF. She was a board of trustee member for the Psychology Foundation of Canada where she chaired the workplace committee. Her passion is to assist corporations as they flourish to recognize the balance between the fiscal and human responsibility. Dr. Teslak holds a B.A from York University and an M.A. in Counselling Psychology and Psy.D. in Clinical Psychology from The Adler School of Professional Psychology.

Dr. Marcus Benayon, VP - Corporate Development and Programming

Dr. Benayon is in charge of overall business development initiatives, program development and evaluation. Dr. Benayon develops and implement strategies that maximizes the synergies among program areas. He also works with staff to develop objective performance measurements across all sites that ensures consistent, high-quality evaluation, and goal setting for all employees. Dr. Benayon received his M.Ed and PhD in Developmental Psychology and Education at the Ontario Institute for Studies in Education (OISE), University of Toronto in 2011. Prior to completing his graduate studies Dr. Benayon worked as a classroom teacher in the Greater Toronto Area in Ontario Canada. Since 2009, Dr. Benayon has been a senior lecturer at the Psychology department at the University of Toronto, Mississauga Campus and the Concurrent Education program at OISE. In addition, Dr. Benayon created and instructed various university courses dealing with human development for institutions around North America and Israel. Dr. Benayon is also a sought after advisor to both government and private corporations on issues of educational programing, training and policy. Dr. Benayon was most recently the head of the Joseph Lebovic Charitable Foundation, one of Canada's top private foundations.